                                                       Exhibit 99.9
--------------------------------------------------------------------------------
                                                       Monthly Operating Report
-------------------------------------------------
CASE NAME: American International Travel, Inc.         ACCRUAL BASIS
-------------------------------------------------
CASE NUMBER: 400-42149-BJH-11                          02/13/95, RWD, 2/96
-------------------------------------------------
JUDGE: Barbara J. Houser
-------------------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                         MONTH ENDING: MARCH 31, 2001

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Drew Keith                                       Chief Financial Officer
----------------------------------------          ------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                 TITLE


Drew Keith                                              4/20/01
----------------------------------------          ------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                       DATE


PREPARER:

/s/ Jessica L. Wilson                                Chief Accounting Officer
----------------------------------------          ------------------------------
ORIGINAL SIGNATURE OF PREPARER                          TITLE


Jessica L. Wilson                                       4/20/01
----------------------------------------          ------------------------------
PRINTED NAME OF PREPARER                                DATE


-------------------------------------------------------------------------------------------------------------------------
                                                                                     Monthly Operating Report
------------------------------------------------
CASE NAME: American International Travel, Inc.                                            ACCRUAL BASIS-1
------------------------------------------------
------------------------------------------------
CASE NUMBER: 400-42149-BJH-11                                                        02/13/95, RWD, 2/96
------------------------------------------------

------------------------------------------------
COMPARATIVE BALANCE SHEET
-------------------------------------------------------------------------------------------------------------------------
                                               SCHEDULE        MONTH              MONTH            MONTH
                                                          --------------------------------------------------
ASSETS                                          AMOUNT     January 2001       February 2001      March 2001
-------------------------------------------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH                          $ 64,520      $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------------------------
2.  RESTRICTED CASH                                          $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------------------------
3.  TOTAL CASH                                 $ 64,520      $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------------------------
4.  ACCOUNTS RECEIVABLE (NET)                                $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------------------------
5.  INVENTORY                                                $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------------------------
6.  NOTES RECEIVABLE                                         $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------------------------
7.  PREPAID EXPENSES                                         $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                                      $ (439,539)           $ (439,539)  $ (439,569)
-------------------------------------------------------------------------------------------------------------------------
9.  TOTAL CURRENT ASSETS                       $ 64,520      $ (439,539)           $ (439,539)  $ (439,569)
-------------------------------------------------------------------------------------------------------------------------
10.  PROPERTY, PLANT & EQUIPMENT                             $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------------------------
11.  LESS:  ACCUMULATED
     DEPRECIATION / DEPLETION                                $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------------------------
12.  NET PROPERTY, PLANT & EQUIPMENT           $      0      $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------------------------
13.  DUE FROM INSIDERS                                       $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------------------------
14.  OTHER ASSETS - NET OF AMORTIZATION
     (ATTACH LIST)                                           $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------------------------
15.  OTHER (ATTACH LIST)                                     $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------------------------
16.  TOTAL ASSETS                              $ 64,520      $ (439,539)           $ (439,539)  $ (439,569)
-------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------------------------
17.  ACCOUNTS PAYABLE                                        $        0            $        0   $      250
-------------------------------------------------------------------------------------------------------------------------
18.  TAXES PAYABLE                                           $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------------------------
19.  NOTES PAYABLE                                           $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------------------------
20.  PROFESSIONAL FEES                                       $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------------------------
21.  SECURED DEBT                                            $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------------------------
22.  OTHER (ATTACH LIST)                                     $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------------------------
23.  TOTAL POSTPETITION LIABILITIES                          $        0            $        0   $      250
-------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------------------------
24.  SECURED DEBT                                            $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------------------------
25.  PRIORITY DEBT                              $ 16,503     $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------------------------
26.  UNSECURED DEBT                             $513,635     $  (84,891)           $  (84,891)  $  (84,891)
-------------------------------------------------------------------------------------------------------------------------
27.  OTHER (ATTACH LIST)                                     $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------------------------
28.  TOTAL PREPETITION LIABILITIES              $530,138     $  (84,891)           $  (84,891)  $  (84,891)
-------------------------------------------------------------------------------------------------------------------------
29.  TOTAL LIABILITIES                          $530,138     $  (84,891)           $  (84,891)  $  (84,641)
-------------------------------------------------------------------------------------------------------------------------
EQUITY
-------------------------------------------------------------------------------------------------------------------------
30.  PREPETITION OWNERS' EQUITY                              $ (359,163)           $ (359,163)  $ (359,163)
-------------------------------------------------------------------------------------------------------------------------
31.  POSTPETITION CUMULATIVE PROFIT OR (LOSS)                $    4,515            $    4,515   $    4,235
-------------------------------------------------------------------------------------------------------------------------
32.  DIRECT CHARGES TO EQUITY
     (ATTACH EXPLANATION)
-------------------------------------------------------------------------------------------------------------------------
33.  TOTAL EQUITY                               $      0     $ (354,648)           $ (354,648)  $ (354,928)
-------------------------------------------------------------------------------------------------------------------------
34.  TOTAL LIABILITIES & OWNERS' EQUITY         $530,138     $ (439,539)           $ (439,539)  $ (439,569)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

                                                                           Monthly Operating Report

----------------------------------------------------
CASE NAME: American International Travel, Inc.                             ACCRUAL BASIS-2
----------------------------------------------------
----------------------------------------------------
CASE NUMBER: 400-42149-BJH-11                                              02/13/95, RWD, 2/96
----------------------------------------------------
----------------------------------------------------
INCOME STATEMENT
----------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                 MONTH         MONTH           MONTH        QUARTER
                                              -----------------------------------------
REVENUES                                      January 2001  February 2001    March 2001      TOTAL
-------------------------------------------------------------------------------------------------------
1.   GROSS REVENUES                             $      0     $        0      $        0   $        0
-------------------------------------------------------------------------------------------------------
2.   LESS: RETURNS & DISCOUNTS                  $      0     $        0      $        0   $        0
-------------------------------------------------------------------------------------------------------
3.   NET REVENUE                                $      0     $        0      $        0   $        0
-------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------------------------------
4.   MATERIAL                                   $      0     $        0      $        0   $        0
-------------------------------------------------------------------------------------------------------
5.   DIRECT LABOR                               $      0     $        0      $        0   $        0
-------------------------------------------------------------------------------------------------------
6.   DIRECT OVERHEAD                            $      0     $        0      $        0   $        0
-------------------------------------------------------------------------------------------------------
7.   TOTAL COST OF GOODS SOLD                   $      0     $        0      $        0   $        0
-------------------------------------------------------------------------------------------------------
8.   GROSS PROFIT                               $      0     $        0      $        0   $        0
-------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------
9.   OFFICER / INSIDER COMPENSATION             $      0     $        0      $        0   $        0
-------------------------------------------------------------------------------------------------------
10.  SELLING & MARKETING                        $      0     $        0      $        0   $        0
-------------------------------------------------------------------------------------------------------
11.  GENERAL & ADMINISTRATIVE                   $      0     $        0      $       30   $       30
-------------------------------------------------------------------------------------------------------
12.  RENT & LEASE                               $      0     $        0      $        0   $        0
-------------------------------------------------------------------------------------------------------
13.  OTHER (ATTACH LIST)                        $      0     $        0      $        0   $        0
-------------------------------------------------------------------------------------------------------
14.  TOTAL OPERATING EXPENSES                   $      0     $        0      $       30   $       30
-------------------------------------------------------------------------------------------------------
15.  INCOME BEFORE NON-OPERATING
     INCOME & EXPENSE                           $      0     $        0      $      (30)  $      (30)
-------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-------------------------------------------------------------------------------------------------------
16.  NON-OPERATING INCOME (ATT. LIST)           $      0     $        0      $        0   $        0
-------------------------------------------------------------------------------------------------------
17.  NON-OPERATING EXPENSE (ATT. LIST)          $      0     $        0      $        0   $        0
-------------------------------------------------------------------------------------------------------
18.  INTEREST EXPENSE                           $      0     $        0      $        0   $        0
-------------------------------------------------------------------------------------------------------
19.  DEPRECIATION / DEPLETION                   $      0     $        0      $        0   $        0
-------------------------------------------------------------------------------------------------------
20.  AMORTIZATION                               $      0     $        0      $        0   $        0
-------------------------------------------------------------------------------------------------------
21.  OTHER (ATTACH LIST)                        $      0     $        0      $        0   $        0
-------------------------------------------------------------------------------------------------------
22.  NET OTHER INCOME & EXPENSES                $      0     $        0      $        0   $        0
-------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------------
23.  PROFESSIONAL FEES                          $      0     $        0      $        0   $        0
-------------------------------------------------------------------------------------------------------
24.  U.S. TRUSTEE FEES                          $      0     $        0      $      250   $      250
-------------------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                        $      0     $        0      $        0   $        0
-------------------------------------------------------------------------------------------------------
26.  TOTAL REORGANIZATION EXPENSES              $      0     $        0      $      250   $      250
-------------------------------------------------------------------------------------------------------
27.  INCOME  TAX                                $      0     $        0      $        0   $        0
-------------------------------------------------------------------------------------------------------
28.  NET  PROFIT  (LOSS)                        $      0     $        0      $     (280)  $     (280)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------


                                                                                          Monthly Operating Report
-----------------------------------------------------------------------
CASE NAME: American International Travel, Inc.                                            ACCRUAL BASIS-3
-----------------------------------------------------------------------
-----------------------------------------------------------------------
CASE NUMBER: 400-42149-BJH-11                                                             02/13/95, RWD, 2/96
-----------------------------------------------------------------------

CASH RECEIPTS AND                                            MONTH        MONTH          MONTH        QUARTER
                                                         ----------------------------------------
DISBURSEMENTS                                            January 2001  February 2001   March 2001      TOTAL
------------------------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                              $      0     $        0     $        0   $        0
------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------
2.  CASH SALES                                             $      0     $        0     $        0   $        0
------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
------------------------------------------------------------------------------------------------------------------
3.  PREPETITION                                            $      0     $        0     $        0   $        0
------------------------------------------------------------------------------------------------------------------
4.  POSTPETITION                                           $      0     $        0     $        0   $        0
------------------------------------------------------------------------------------------------------------------
5.  TOTAL OPERATING RECEIPTS                               $      0     $        0     $        0   $        0
------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
------------------------------------------------------------------------------------------------------------------
6.  LOANS & ADVANCES (ATTACH LIST)                         $      0     $        0     $        0   $        0
------------------------------------------------------------------------------------------------------------------
7.  SALE OF ASSETS                                         $      0     $        0     $        0   $        0
------------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                                    $      0     $        0     $        0   $        0
------------------------------------------------------------------------------------------------------------------
9.  TOTAL NON-OPERATING RECEIPTS                           $      0     $        0     $        0   $        0
------------------------------------------------------------------------------------------------------------------
10. TOTAL RECEIPTS                                         $      0     $        0     $        0   $        0
------------------------------------------------------------------------------------------------------------------
11. TOTAL CASH AVAILABLE                                   $      0     $        0     $        0   $        0
------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------
12. NET PAYROLL                                            $      0     $        0     $        0   $        0
------------------------------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                                     $      0     $        0     $        0   $        0
------------------------------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID                          $      0     $        0     $        0   $        0
------------------------------------------------------------------------------------------------------------------
15. SECURED / RENTAL / LEASES                              $      0     $        0     $        0   $        0
------------------------------------------------------------------------------------------------------------------
16. UTILITIES                                              $      0     $        0     $        0   $        0
------------------------------------------------------------------------------------------------------------------
17. INSURANCE                                              $      0     $        0     $        0   $        0
------------------------------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES                                    $      0     $        0     $        0   $        0
------------------------------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES                                       $      0     $        0     $        0   $        0
------------------------------------------------------------------------------------------------------------------
20. TRAVEL                                                 $      0     $        0     $        0   $        0
------------------------------------------------------------------------------------------------------------------
21. ENTERTAINMENT                                          $      0     $        0     $        0   $        0
------------------------------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE                                  $      0     $        0     $        0   $        0
------------------------------------------------------------------------------------------------------------------
23. SUPPLIES                                               $      0     $        0     $        0   $        0
------------------------------------------------------------------------------------------------------------------
24. ADVERTISING                                            $      0     $        0     $        0   $        0
------------------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                                    $      0     $        0     $        0   $        0
------------------------------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS                          $      0     $        0     $        0   $        0
------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES                                      $      0     $        0     $        0   $        0
------------------------------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES                                      $      0     $        0     $        0   $        0
------------------------------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)                                    $      0     $        0     $        0   $        0
------------------------------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES                          $      0     $        0     $        0   $        0
------------------------------------------------------------------------------------------------------------------
31. TOTAL DISBURSEMENTS                                    $      0     $        0     $        0   $        0
------------------------------------------------------------------------------------------------------------------
32. NET CASH FLOW                                          $      0     $        0     $        0   $        0
------------------------------------------------------------------------------------------------------------------
33. CASH - END OF MONTH                                    $      0     $        0     $        0   $        0
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                 Monthly Operating Report
--------------------------------------------------
CASE NAME: American International Travel, Inc.              ACCRUAL BASIS-4
--------------------------------------------------
--------------------------------------------------
CASE NUMBER: 400-42149-BJH-11                                    02/13/95, RWD, 2/96
--------------------------------------------------

                                               SCHEDULE        MONTH         MONTH            MONTH
                                                          ---------------------------------------------
ACCOUNTS RECEIVABLE AGING                       AMOUNT     January 2001    February 2001   March 2001
-------------------------------------------------------------------------------------------------------
1.  0-30                                       $      0     $        0       $        0   $        0
-------------------------------------------------------------------------------------------------------
2.  31-60                                      $      0     $        0       $        0   $        0
-------------------------------------------------------------------------------------------------------
3.  61-90                                      $      0     $        0       $        0   $        0
-------------------------------------------------------------------------------------------------------
4.  91+                                        $      0     $        0       $        0   $        0
-------------------------------------------------------------------------------------------------------
5.  TOTAL ACCOUNTS RECEIVABLE                  $      0     $        0       $        0   $        0
-------------------------------------------------------------------------------------------------------
6.  AMOUNT CONSIDERED UNCOLLECTIBLE            $      0     $        0       $        0   $        0
-------------------------------------------------------------------------------------------------------
7.  ACCOUNTS  RECEIVABLE  (NET)                $      0     $        0       $        0   $        0
-------------------------------------------------------------------------------------------------------


AGING OF POSTPETITION TAXES AND PAYABLES                     MONTH:       March 2001
                                                                    -----------------------------------

                                     0-30       31-60         61-90             91+
TAXES  PAYABLE                       DAYS        DAYS          DAYS            DAYS          TOTAL
-------------------------------------------------------------------------------------------------------
1.  FEDERAL                         $   0      $      0     $       0       $       0     $        0
-------------------------------------------------------------------------------------------------------
2.  STATE                           $   0      $      0     $       0       $       0     $        0
-------------------------------------------------------------------------------------------------------
3.  LOCAL                           $   0      $      0     $       0       $       0     $        0
-------------------------------------------------------------------------------------------------------
4.  OTHER (ATTACH LIST)             $   0      $      0     $       0       $       0     $        0
-------------------------------------------------------------------------------------------------------
5.  TOTAL TAXES PAYABLE             $   0      $      0     $       0       $       0     $        0
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
6.  ACCOUNTS PAYABLE                $ 250      $      0     $       0       $       0     $      250
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                 MONTH:       March 2001
                                                                    -----------------------------------
-------------------------------------------------------------------------------------------------------
                                       BEGINNING       AMOUNT                             ENDING
                                          TAX       WITHHELD AND/            AMOUNT         TAX
FEDERAL                                LIABILITY*    0R  ACCRUED              PAID       LIABILITY
-------------------------------------------------------------------------------------------------------
1.  WITHHOLDING**                       $      0     $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**                     $      0     $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**                     $      0     $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------
4.  UNEMPLOYMENT                        $      0     $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------
5.  INCOME                              $      0     $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                 $      0     $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------
7.  TOTAL FEDERAL TAXES                 $      0     $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-------------------------------------------------------------------------------------------------------
8.  WITHHOLDING                         $      0     $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------
9.  SALES                               $      0     $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------
10. EXCISE                              $      0     $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------
11. UNEMPLOYMENT                        $      0     $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------
12. REAL PROPERTY                       $      0     $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------
13. PERSONAL PROPERTY                   $      0     $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)                 $      0     $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL                 $      0     $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------
16. TOTAL TAXES                         $      0     $        0            $        0   $        0
-------------------------------------------------------------------------------------------------------

*   The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**  Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                                                     Monthly Operating Report
--------------------------------------------------------------------
CASE NAME: American International Travel, Inc.                                  ACCRUAL BASIS-5
--------------------------------------------------------------------
--------------------------------------------------------------------
CASE NUMBER: 400-42149-BJH-11                                                        02/13/95, RWD, 2/96
--------------------------------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                             MONTH:    March 2001
                                                                    ------------------------------------------

----------------------------------------------
BANK RECONCILIATIONS
--------------------------------------------------------------------------------------------------------------
                                                 Account #1  Account #2  Account #3
--------------------------------------------------------------------------------------------------------------
A. BANK:                                          N/A
------------------------------------------------------------------------------------
B. ACCOUNT NUMBER:                                                                             TOTAL
------------------------------------------------------------------------------------
C. PURPOSE (TYPE):
--------------------------------------------------------------------------------------------------------------
1. BALANCE PER BANK STATEMENT                     $0
--------------------------------------------------------------------------------------------------------------
2. ADD: TOTAL DEPOSITS NOT CREDITED               $0
--------------------------------------------------------------------------------------------------------------
3. SUBTRACT: OUTSTANDING CHECKS                   $0
--------------------------------------------------------------------------------------------------------------
4. OTHER RECONCILING ITEMS                        $0
--------------------------------------------------------------------------------------------------------------
5. MONTH END BALANCE PER BOOKS                    $0            $0           $0            $0
--------------------------------------------------------------------------------------------------------------
6. NUMBER OF LAST CHECK WRITTEN
--------------------------------------------------------------------------------------------------------------

----------------------------------------------
INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------------------------------------
                                               DATE OF      TYPE OF       PURCHASE      CURRENT
BANK, ACCOUNT NAME  &  NUMBER                  PURCHASE    INSTRUMENT      PRICE         VALUE
--------------------------------------------------------------------------------------------------------------
7.  N/A
--------------------------------------------------------------------------------------------------------------
8.  N/A
--------------------------------------------------------------------------------------------------------------
9.  N/A
--------------------------------------------------------------------------------------------------------------
10. N/A
--------------------------------------------------------------------------------------------------------------
11. TOTAL  INVESTMENTS                                                       $0           $0
--------------------------------------------------------------------------------------------------------------


----------------------------------------------
CASH
--------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                                      $0
--------------------------------------------------------------------------------------------------------------
13. TOTAL  CASH  -  END  OF MONTH                                                         $0
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                                                Monthly Operating Report
--------------------------------------------------------------------
CASE NAME: American International Travel, Inc.                             ACCRUAL BASIS-6
--------------------------------------------------------------------
--------------------------------------------------------------------
CASE NUMBER: 400-42149-BJH-11                                                   02/13/95, RWD, 2/96
--------------------------------------------------------------------
                                                                                MONTH:            March 2001
                                                                                ----------------------------
--------------------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS
(AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO
PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION
PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR
ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
                                   INSIDERS
--------------------------------------------------------------------------------
                          TYPE OF         AMOUNT       TOTAL PAID
  NAME                    PAYMENT          PAID         TO DATE
--------------------------------------------------------------------------------
1.  N/A
--------------------------------------------------------------------------------
2.  N/A
--------------------------------------------------------------------------------
3.  N/A
--------------------------------------------------------------------------------
4.  N/A
--------------------------------------------------------------------------------
5.  N/A
--------------------------------------------------------------------------------
6.  TOTAL  PAYMENTS
    TO  INSIDERS                            $0            $0
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             PROFESSIONALS
--------------------------------------------------------------------------------------------------------------
                          DATE OF COURT                                                   TOTAL
                        ORDER AUTHORIZING      AMOUNT       AMOUNT       TOTAL PAID     INCURRED
  NAME                       PAYMENT          APPROVED       PAID          TO DATE      & UNPAID*
--------------------------------------------------------------------------------------------------------------
1.  N/A
--------------------------------------------------------------------------------------------------------------
2.  N/A
--------------------------------------------------------------------------------------------------------------
3.  N/A
--------------------------------------------------------------------------------------------------------------
4.  N/A
--------------------------------------------------------------------------------------------------------------
5.  N/A
--------------------------------------------------------------------------------------------------------------
6.  TOTAL PAYMENTS
    TO PROFESSIONALS                             $0         $0               $0           $0
--------------------------------------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED


--------------------------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------------------------
                                            SCHEDULED          AMOUNTS
                                             MONTHLY            PAID                TOTAL
                                            PAYMENTS           DURING              UNPAID
NAME OF CREDITOR                               DUE             MONTH            POSTPETITION
--------------------------------------------------------------------------------------------------
1.  N/A
--------------------------------------------------------------------------------------------------
2.  N/A
--------------------------------------------------------------------------------------------------
3.  N/A
--------------------------------------------------------------------------------------------------
4.  N/A
--------------------------------------------------------------------------------------------------
5.  N/A
--------------------------------------------------------------------------------------------------
6.  TOTAL                                      $0                $0                  $0
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------




                                                            Monthly Operating Report
---------------------------------------------------
CASE NAME: American International Travel, Inc.         ACCRUAL BASIS-7
---------------------------------------------------
---------------------------------------------------
CASE NUMBER: 400-42149-BJH-11                               02/13/95, RWD, 2/96
---------------------------------------------------
                                                       MONTH:   March 2001
                                                              --------------------------------
--------------------------
QUESTIONNAIRE
----------------------------------------------------------------------------------------------
                                                                            YES         NO
----------------------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
    THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                 X
----------------------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
    OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                           X
----------------------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
    LOANS) DUE FROM RELATED PARTIES?                                                     X
----------------------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
    THIS REPORTING PERIOD?                                                               X
----------------------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
    DEBTOR FROM ANY PARTY?                                                               X
----------------------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                         X
----------------------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                         X
----------------------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                     X
----------------------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                           X
----------------------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                           X
----------------------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
    REPORTING PERIOD?                                                                    X
----------------------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                                      X
----------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

--------------------------
INSURANCE
----------------------------------------------------------------------------------------------
                                                                            YES         NO
----------------------------------------------------------------------------------------------
1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND
    OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?                           X
----------------------------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                   X
----------------------------------------------------------------------------------------------
3.  PLEASE ITEMIZE POLICIES  BELOW.
----------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                                  INSTALLMENT PAYMENTS
----------------------------------------------------------------------------------------------
TYPE OF                                                                         PAYMENT AMOUNT
POLICY                CARRIER                   PERIOD COVERED                    & FREQUENCY
----------------------------------------------------------------------------------------------
Please see Case #00-42141-BJH-11
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

CASE NAME: American International Travel, Inc.

CASE NUMBER: 400-42149-BJH-11

Details of Other Items


ACCRUAL BASIS-1                                        March 2001


8. OTHER (ATTACH  LIST)                                   (439,569)  Reported
                                                -------------------
     Intercompany Settlements                                  852
     A/R KH International                                 (246,860)
     CDI Inter-divisional Balancing                       (196,142)
     CDI - Debit/Credit Transfer                             2,581
                                                -------------------
                                                          (439,569)  Detail
                                                -------------------
                                                                 -   Difference

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



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CASE NAME: American International Travel, Inc.                                     FOOTNOTES SUPPLEMENT
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CASE NUMBER: 400-42149-BJH-11                                                         ACCRUAL BASIS
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                                                                        MONTH:    March 2001
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     ACCRUAL BASIS          LINE
      FORM NUMBER          NUMBER              FOOTNOTE / EXPLANATION
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          6                                  All Professional fees related to the Reorganization of the
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                                               Company are disbursed out of Kitty Hawk, Inc. (Parent
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                                               Company). Refer to Case # 400-42141
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          7                                  All insurance plans related to the Company are carried
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                                               at Kitty Hawk, Inc. (Parent Company). Refer to Case
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                                               # 400-42141.
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       General                               This operation closed in May of 2000. Costs incurred to
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                                               date consist of costs associated with shut down
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                                               procedures as well as wrapping up final billings.
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          3                  28              All payments are made by Kitty Hawk, Inc. (Case #400-42141)
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